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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22691

The First Western Funds Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip code)

Wade R. Bridge

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45244

Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Western Fixed Income Fund First Western Short Duration Bond Fund ANNUAL REPORT August 31, 2015

FIRST WESTERN FUNDS TRUST
Letter to Shareholders
October 8, 2015

“Fed Up”

The September meeting came and went, and the U.S. remained trapped with a zero interest rate policy. Likely to be remembered as a policy error, the Federal Reserve (the “Fed”) missed an opportunity to reduce harmful uncertainty and begin the long road to policy normalization. Citing international developments, financial market turmoil, and subdued inflation, this further cemented the fact that the Fed has rewritten its charter, broadening its focus from the dual mandate of full employment and stable inflation. In the 1977 amendment to The Federal Reserve Act, the monetary policy objectives of the Fed were modified to “promote effectively the goals of maximum employment, stable prices and moderate long-term interest rates.”

To be fair, the migration of the Fed away from its stated mandate began long before Janet Yellen took the helm. Lest we recall the infamous “irrational exuberance” speech by former Fed Chairman Alan Greenspan in late 1996, clearly a departure from his more traditional economic commentary as he attempted to puncture the growing equity market bubble. Following the cryptic messaging from Greenspan, successor Ben Bernanke made a point of attempting to increase central bank transparency with clear, concise communication. While more decipherable language was certainly welcomed, the deeply troubled times following the 2008 crisis warranted the adoption of unconventional tactics, causing the Fed to stray further down the policy-making slippery slope.

Not having learned from their recent communication mistakes, including the supposed Fed tightening trigger of 6% unemployment that was attained in 2014, the Fed continues to adopt moving targets and alter their focus to adhere to their dovish nature. Building toward a September liftoff, market participants seemed to grow more comfortable with the realization that our economy had improved sufficiently and that modest and gradual rate hikes could be absorbed.

A deterioration in China’s growth prompted a severe equity downturn which lasted much of the summer. This, in turn, spooked global financial markets, leading to increased volatility and meaningful losses. The ensuing flight-to-safety bid aided Treasuries but also reduced the market’s expectation for a September Fed rate move. However, as the mid-September Federal Open Market Committee (FOMC) meeting approached, a series of decent domestic economic releases and relative calm in overseas markets began to increase the probability of a near term policy move. In fact, the yield on the two-year Treasury note, an important bellwether for Fed rate expectations, reached its highest level since 2011. At a yield of 0.81%, it once again appeared possible that the tightening cycle was about to commence.

Unfortunately, our policy makers overlooked the solid job growth and significant drop in the unemployment rate to 5.1%. In fact, the broader U6 measure fell to 10% in the September release, a cyclical low and a measure that historically has been consistent with much higher fed funds rate. In addition to full employment, the Fed’s charter mandates stable inflation. On this measure, vigorous debate abounds. At the end of the quarter, core CPI, which excludes the volatile food and energy prices, stood at 1.8% and wage growth had increased to 2.2%. The core PCE price index, a preferred gauge of the Fed’s, though, is only 1.2%. Had they chosen to focus on these measures and other healthy indicators such as the health of the housing sector, the strength in consumer confidence, and the growth of the service sector, perhaps they would have concluded differently. Instead, the central bankers’ global concerns (read: China) and the potential for downward pressure on prices won out and the Fed stood pat at their September meeting.

Financial markets were unimpressed. While most investors anticipated a move sometime this year, the Fed’s confusing post-meeting communication injected substantial uncertainty into an already nervous market. Having delayed the liftoff due to two issues cited by Yellen (China and low inflation) that will likely not be solved for quite awhile, equity and bond investors now had to readjust their Fed timetable. Even though the support of easy monetary policy had long been cheered by the markets, this unexpected messaging was instead greeted with dissatisfaction. Risk assets struggled immediately, with the Dow Industrials falling more than 3% in the week that followed.

Alone, this blunder would have been damage enough. Merely a week had passed since the Fed decided against lifting rates when Fed Chair Janet Yellen delivered a speech at the University of Massachusetts at Amherst on September 24th that would once again leave heads scratching. Firmly stating that the economic progress has been sufficient to warrant a rate hike in 2015, one can only guess what has invaded the minds of Yellen and team. In one fell swoop, the world’s most powerful and important central bank compounded uncertainty throughout global financial markets, abandoned their recently announced concerns, and most importantly, lost a significant amount of credibility. Quite bluntly, they have looked like amateurs in recent weeks, missing an opportunity to adjust monetary policy with confidence and inflict minimal damage. Granted, even if done perfectly, any reversal in policy during these difficult times would likely be greeted with additional turbulence. However, the Fed has added fuel to the fire with its poor messaging, changing targets, and flip-flopping, which now all but guarantees a lengthy period of market volatility.

A long road lies ahead. There will be plenty of domestic economic news to digest, as well as the potential for destabilizing events from overseas. The trajectory for the U.S. should continue to be upward with employment, housing, and consumer spending helping to maintain modest growth. Wage growth and higher implied rents will push prices higher, but lower commodity prices and a stronger dollar will limit inflation.

With this economic backdrop, the Fed will have many opportunities for redemption. Though some market participants may be fed up after these early miscues, we believe it’s not too late to restore confidence and credibility. In our view, the establishment and adherence to a clear decision-making framework is of utmost importance, as is communicating decisions and properly guiding market expectations.

First Western Fixed Income Fund (FWFIX):

As the September meeting of the Federal Reserve approached, investors around the world watched intently. With solid employment gains, healthy consumer confidence, and strong housing statistics, domestic economic figures illustrated the continuation of moderate growth and appeared to give the Fed sufficient evidence to commence higher short-term rates. However, turmoil in China and fear of an inflation shortfall impacted policy makers as the Fed delayed liftoff. Global financial markets, having largely prepared for a rate hike, reacted poorly with many sectors coming under pressure. However, a week later, Fed Chair Janet Yellen appeared to change course as she provided a clear signal for a rate hike later this year. The elevated uncertainty surrounding the global environment and the Fed’s decision-making framework may heighten volatility going forward.

Investors shed risky assets during the quarter, benefiting Treasuries and negatively impacting corporate bonds. Although higher-quality bonds were able to generate decent gains, the meaningful widening of yield spreads in lower-rated issues resulted in much weaker performance. Avoiding many of the more troubled issues and having reduced some fully valued, less liquid holdings, the First Western Fixed Income Fund was able to minimize the impact of the struggles within the corporate bond sector. Fortunately, mortgage-backed securities held up much better than corporate bonds, enabling the overweight in this sector to offset the challenges in corporate bonds. While the continuation of the short duration strategy and Treasury underweight negatively impacted the portfolio over the most recent few weeks, the performance of the Fund has outpaced that of the Barclays U.S. Aggregate Bond Index, the Fund’s benchmark index, over the most recent fiscal year and the year to date period ended August 31, 2015. During the fiscal year ended August 31, 2015, the Fund generated a total return of 1.74%, versus 1.55% for the Fund’s benchmark.

First Western Short Duration Bond Fund (FWSBX):

Similarly, the First Western Short Duration Bond Fund benefited from strong security selection and its focus on attaining superior yields. Although corporate bond spreads widened, the focus on shorter maturity securities helped to minimize the impact on security prices while still providing ample income to the Fund. Mortgage-backed securities also provided a boost to the Fund and an offset to the negative sentiment in corporate bonds. With Treasury notes remaining at extremely low yields, the Fund continues to shun these securities, instead opting for higher yielding securities with what we believe to be superior risk-reward characteristics. While we continue to hold out hope that the Federal Reserve will raise short-term interest rates, which may enable the Fund to attain higher yields for government-

related securities, we currently do not believe these bonds provide sufficient yields for the risks. Over the most recent fiscal year, the Fund has generated performance in excess of the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index, the Fund’s benchmark index. For the year-to-date timeframe through August 31, 2015, the Fund has also easily outdistanced the returns of the benchmark. During the fiscal year ended August 31, 2015, the Fund generated a total return of 1.39%, versus 0.80% for the Fund’s benchmark.

Barry P. Julien, CFA

President, Chief Investment Officer - Fixed Income and Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For performance information current to the most recent month-end please call 1-800-292-6775.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of each Fund’s prospectus please call 1-800-292-6775 and a copy will be sent to you free of charge. Please read each prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

FIRST WESTERN FIXED INCOME FUND
Performance Information
August 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Fixed Income Fund versus the
Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (a) (for periods ended August 31, 2015)
	1 Year	Since Inception (b)
First Western Fixed Income Fund	1.74%	2.50%
Barclays U.S. Aggregate Bond Index (c)	1.55%	1.50%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2015.
(c)

The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds and securities.

FIRST WESTERN SHORT DURATION BOND FUND
Performance Information
August 31, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Short Duration Bond Fund versus the
BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns (a) (for periods ended August 31, 2015)
	1 Year	Since Inception (b)
First Western Short Duration Bond Fund	1.39%	1.93%
BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index (c)	0.80%	0.80%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2015.
(c)

The BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of bonds and securities.

FIRST WESTERN FIXED INCOME FUND
Portfolio Information
August 31, 2015 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 5.250%, due 02/15/29	3.5%
U.S. Treasury Bonds, 6.250%, due 08/15/23	2.3%
Impac CMB Trust, Series 2007-A-A, 0.449% floating rate note, due 05/25/37	1.4%
U.S. Treasury Bonds, 8.125%, due 08/15/19	1.4%
Merrill Lynch Mortgage Investors Trust, Series 2005-A1-1A, 2.823%, floating rate note, due 12/25/34	1.3%
Structured Asset Mortgage Investments II Trust, Series 2004-AR6-A1A, 0.904%, floating rate note, due 02/19/35	1.2%
FHLB, 5.375%, due 05/15/19	1.2%
Crown Castle Towers, LLC, 144A, 4.883%, due 08/15/20	1.2%
Ares Capital Corporation, 4.875%, due 11/30/18	1.1%
Bear Sterns ALT-A Trust, Series 2003-6-2A1, 2.548%, floating rate note, due 01/25/34	1.1%

FIRST WESTERN SHORT DURATION BOND FUND
Portfolio Information
August 31, 2015 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
GSAA Home Equity Trust, Series 2004-11-2A1, 0.850%, floating rate note, due 12/25/34	1.6%
FHLMC, Series 4183-PA, 3.500%, due 01/15/43	1.6%
Credit Suisse First Boston Mortgage Securitization, Series 2004-6-2A1, 4.750%, due 9/25/19	1.5%
FNMA, Series 2014-80-KA, 2.000%, due 03/25/44	1.2%
GNMA, Series 2014-184-ED, 3.000%, due 12/20/43	1.1%
FHLMC, Series 4312-GA, 2.500%, due 12/15/41	1.1%
Verizon Communications, Inc., 3.650%, due 09/14/18	1.0%
Wells Fargo Mortgage Backed Securities, Series 2003-0-5A1, 2.497%, floating rate note, due 01/25/34	1.0%
Spectra Energy Capital, LLC, 6.200%, due 04/15/18	1.0%
Sirius International Insurance Group, Ltd., 144A, 6.375%, due 03/20/17	1.0%

FIRST WESTERN FIXED INCOME FUND Schedule of Investments August 31, 2015
U.S. TREASURY OBLIGATIONS — 8.6%	Coupon	Maturity	Par Value	Value
U.S. Treasury Bonds	8.125%	08/15/19	$700,000	$883,167
U.S. Treasury Notes	1.750%	05/15/23	420,000	410,949
U.S. Treasury Bonds	6.250%	08/15/23	1,150,000	1,507,938
U.S. Treasury Notes	2.250%	11/15/24	500,000	502,526
U.S. Treasury Bonds	5.250%	02/15/29	1,690,000	2,233,573
Total U.S. Treasury Obligations (Cost $5,486,510)				$5,538,153

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank — 0.5%
Federal Farm Credit Bank	5.150%	11/15/19	$250,000	$287,706

Federal Home Loan Bank — 4.2%
Federal Home Loan Bank	5.375%	05/15/19	675,000	770,812
Federal Home Loan Bank	2.625%	03/11/22	300,000	308,435
Federal Home Loan Bank	2.125%	10/24/22	430,000	420,017
Federal Home Loan Bank	2.250%	12/21/22	550,000	549,353
Federal Home Loan Bank	2.125%	03/10/23	350,000	341,923
Federal Home Loan Bank	2.500%	05/08/24	325,000	316,177
				2,706,717

Total U.S. Government Agency Obligations (Cost $2,960,446)				$2,994,423

MORTGAGE-BACKED SECURITIES — 43.5%	Coupon	Maturity	Par Value	Value
Commercial — 35.4%
ABN AMRO Mortgage Corporation,
Series 2003-12-1A (a)	5.000%	12/25/33	$314,767	$326,701
ACE Securities Corporation,
Series 2005-SD1-M1 (a)	0.949%	11/25/50	163,230	163,120
American Home Mortgage Investment Trust,
Series 2004-4-3A (a)	0.499%	02/25/45	608,081	608,166
Bank of America Funding Corporation,
Series 2005-E 4A1 (a)	2.711%	03/20/35	184,046	183,226

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 35.4% (Continued)
Bayview Financial Acquisition Trust,
Series 2006-B-1A3 (b)	6.159%	04/28/36	$598,737	$603,703
BCAP, LLC Trust,
144A, Series 2009-RR2-A1 (a)	2.748%	01/21/38	82,040	82,363
Bear Stearns ALT-A Trust,
Series 2003-6-2A1 (a)	2.548%	01/25/34	710,097	703,975
Bear Stearns ALT-A Trust,
Series 2004-11-1A1 (a)	0.879%	11/25/34	366,150	358,306
Centex Home Equity Loan Trust,
Series 2004-D-AF6	4.670%	09/25/34	126,749	129,813
Citigroup Mortgage Loan Trust, Inc.,
144A, Series 2009-6-6A1 (a)	0.437%	07/25/36	45,644	45,017
Citigroup Mortgage Loan Trust, Inc.,
144A, Series 2009-6-11A1 (a)	0.537%	05/25/37	132,360	131,124
Countrywide Asset-Backed Certificates,
Series 2004-6-2A3 (a)	1.390%	11/25/34	690,590	673,037
Countrywide Home Loans, Inc.,
Series 2003-J10-2A1	5.000%	11/25/18	358,206	363,383
Countrywide Home Loans, Inc.,
Series 2003-49-A9 (a)	2.446%	12/19/33	308,649	314,563
Credit Suisse Commercial Mortgage Trust,
144A, Series 2009-8R-5A1 (a)	5.514%	05/26/37	47,979	48,907
Credit Suisse Commercial Mortgage Trust,
144A, Series 2009-2R-2A5 (a)	2.159%	06/26/37	58,728	58,678
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1-A3	5.383%	02/15/40	233,352	242,327
CS First Boston Mortgage Securities Company,
Series 2002-AR31-4A2 (a)	2.567%	11/25/32	454,285	443,184
CS First Boston Mortgage Securities Company,
Series 2003-11-1A31	5.500%	06/25/33	170,772	177,141
DB Master Finance, LLC,
144A, Series 2015-1A-A2I	3.262%	02/20/19	323,375	324,871
FRS, LLC,
144A, Series 2013-1A-A1	1.800%	04/15/43	303,666	301,137

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 35.4% (Continued)
Goldman Sachs Alternative Mortgage Products Trust,
Series 2004-OPT-A4 (a)	1.099%	11/25/34	$281,499	$272,874
Goldman Sachs Mortgage Securities Trust,
144A, Series 2005-SEA2-A1 (a)	0.549%	01/25/45	277,179	271,383
GSAA Home Equity Trust,
Series 2004-11-2A1 (a)	0.850%	12/25/34	559,287	548,130
HarborView Mortgage Loan Trust,
Series 2003-1-A (a)	2.523%	05/19/33	311,995	309,784
Impac CMB Trust,
Series 2004-10-4A2 (a)	1.139%	03/25/35	382,050	360,264
Impac CMB Trust,
Series 2005-4-2A1 (a)	0.499%	05/25/35	110,733	108,711
Impac CMB Trust,
Series 2007-A-A (a)	0.449%	05/25/37	941,112	905,852
Impac Secured Assets Corporation,
Series 2003-3-A1 (a)	5.096%	08/25/33	141,073	147,705
JPMorgan Mortgage Trust,
Series 2004-A1-4A1 (a)	1.990%	02/25/34	665,468	657,220
JPMorgan Mortgage Trust,
Series 2004-A3-SF3 (a)	2.114%	06/25/34	271,412	269,018
JPMorgan Mortgage Trust,
Series 2013-3-A3 (a)	3.461%	07/25/43	364,055	365,335
JPMorgan Re-REMIC,
Series 2009-9-A1 (a)	6.000%	09/26/36	312,932	323,766
Long Beach Mortgage Loan Trust,
Series 2004-4-1A1 (a)	0.750%	10/25/34	541,147	504,911
Master Adjustable Rate Mortgages Trust,
Series 2003-3-2A1 (a)	3.116%	09/25/33	433,015	435,062
Master Asset Securitization Trust,
Series 2003-5-1A1	5.500%	06/25/33	9,967	10,086
Master Asset Securitization Trust,
Series 2003-8-1A1	5.500%	09/25/33	40,607	41,765
Master Asset Securitization Trust,
Series 2004-1-3A7	5.250%	01/25/34	327,029	334,047
Merrill Lynch Mortgage Investors Trust,
Series 2004-A3-1A (a)	2.955%	05/25/34	430,403	431,415

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 35.4% (Continued)
Merrill Lynch Mortgage Investors Trust,
Series 2005-A1-1A (a)	2.823%	12/25/34	$858,176	$852,141
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR-1A2 (a)	0.469%	11/25/35	93,645	93,167
Nationstar Mortgage Loan Trust,
144A, Series 2013-A-A (a)	3.750%	12/25/52	322,747	329,525
New Century Home Equity Loan Trust,
Series 2005-A-A4W (a)	5.034%	08/25/35	599,797	621,553
New York Mortgage Trust,
Series 2005-3-A1 (a)	0.430%	02/25/36	527,877	488,817
Opteum Mortgage Acceptance Corporation,
Series 2005-5-2AD2 (a)	5.850%	12/25/35	550,000	560,806
RBS Commercial Funding Trust,
144A, Series 2010-RR3-MSCA (a)	5.907%	06/16/49	315,038	325,894
Residential Asset Securitization Trust,
Series 2003-A4-A3 (a)	0.599%	05/25/33	175,002	174,362
Residential Funding Mortgage Security I, Inc.,
Series 2004-S4-2A6	4.500%	04/25/19	196,491	198,185
Residential Funding Mortgage Security I, Inc.,
Series 2003-S12-3A1 (a)	3.750%	12/25/32	273,881	277,286
Securitized Asset Backed Receivables, LLC Trust,
144A, Series 2004-DO1-A1 (a)	0.750%	07/25/34	504,987	500,460
Sequoia Mortgage Trust,
Series 2004-6-A2 (a)	0.762%	07/20/34	740,324	693,215
Sequoia Mortgage Trust,
Series 2012-3 A2	3.000%	07/25/42	384,228	378,584
Sequoia Mortgage Trust,
Series 2012-4-A2 (a)	2.999%	09/25/42	314,192	307,712
Silverleaf Finance, LLC,
144A, Series 2012-D-A	3.000%	03/17/25	122,360	123,584
Structured Asset Investment Loan Trust,
Series 2003-BC9-3A2 (a)	1.159%	08/25/33	421,791	416,103

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 35.4% (Continued)
Structured Asset Mortgage Investments II Trust,
Series 2004-AR6-A1A (a)	0.904%	02/19/35	$822,879	$772,394
Structured Asset Mortgage Investments, Inc.,
Series 2003-AR4-A1 (a)	0.888%	01/19/34	132,149	127,684
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR4-1A1 (a)	0.888%	12/19/34	546,220	541,004
Structured Asset Securities Corporation,
Series 1998-11-2B1 (a)	2.969%	01/26/32	96,094	92,688
Structured Asset Securities Corporation,
Series 1998-11-2B2 (a)	2.969%	01/26/32	80,068	75,574
Structured Asset Securities Corporation,
Series 2003-9A-2A1 (a)	2.339%	03/25/33	421,860	420,264
Structured Asset Securities Corporation,
Series 2003-29-5A2 (a)	5.250%	09/25/33	284,622	292,557
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-S3-3A1	5.500%	05/25/33	267,681	282,901
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR7-A7 (a)	2.413%	08/25/33	204,678	205,598
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR8-A (a)	2.389%	08/25/33	655,280	671,974
Wa-Mu Mortgage Pass-Through Certificates,
Series 2002-AR2-A (a)	1.937%	02/20/34	87,449	85,364
Wells Fargo Mortgage- Backed Securities,
Series 2003-G-A1 (a)	2.615%	06/01/33	11,053	11,161
Wells Fargo Mortgage-Backed Securities,
Series 2003-J-2A7 (a)	2.508%	10/01/33	228,185	229,867
				22,730,494

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 4.1%
FHLMC, Series 2882-UJ	4.500%	08/15/19	$4,454	$4,458
FHLMC, Series 2999-ND	4.500%	07/15/20	80,233	83,979
FHLMC, Series 2515-UP	5.500%	10/15/22	154,668	168,302
FHLMC, Series 2574-JN	4.500%	12/15/22	1,868	1,872
FHLMC, Series 2690-TV	4.500%	11/15/25	153,625	161,298
FHLMC, Series 3827-HA	3.500%	11/15/25	202,917	214,409
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	500,621
FHLMC, Series 2700-PG	4.500%	05/15/32	32,640	33,055
FHLMC, Series 2569-LD	5.500%	02/15/33	216,874	243,719
FHLMC, Series 3793-UA	4.000%	06/15/33	157,610	167,552
FHLMC, Series 2874-LD	5.000%	08/15/33	3,774	3,774
FHLMC, Series 2785-GD	4.500%	10/15/33	17,753	18,211
FHLMC, Series 3037-ND	5.000%	01/15/34	185	185
FHLMC, Series 3017-MK	5.000%	12/15/34	22,058	23,268
FHLMC, Series 4011-NP	3.000%	07/15/39	144,512	145,730
FHLMC, Series 3843-JA	4.000%	04/15/40	190,574	204,816
FHLMC, Series 4017-MA	3.000%	03/15/41	172,648	175,369
FHLMC, Series 4077-AP	4.000%	01/15/42	450,911	484,144
				2,634,762
Federal National Mortgage Association — 3.1%
FNMA, Series 2003-89-LC	4.500%	09/25/18	48,923	50,877
FNMA, Series 2003-83-PG	5.000%	06/25/23	36,557	38,227
FNMA, Series 2015-M11-A1	2.097%	04/25/25	547,932	545,787
FNMA, Series 2005-80-BA	5.000%	04/25/29	80,042	88,125
FNMA, Series 2009-96-DB	4.000%	11/25/29	612,142	655,489
FNMA, Series 2004-8-GD	4.500%	10/25/32	16,890	17,070
FNMA, Series 2005-1-HE	5.000%	09/25/33	3,305	3,306
FNMA, Series 2005-86-WD	5.000%	03/25/34	8,898	8,908
FNMA, Pool #MA0584	4.500%	10/25/40	104,372	110,113
FNMA, Series 2014-80-KA	2.000%	03/25/44	382,687	384,694
FNMA, Series 2011-100QM	4.000%	10/25/50	67,314	69,015
				1,971,611
Government National Mortgage Association — 0.6%
GNMA, Series 2011-32-QA	4.500%	02/16/38	11,185	11,254
GNMA, Series 2009-104-KA	4.500%	08/16/39	112,321	121,078
GNMA, Series 2011-159-EA	4.000%	10/20/40	40,992	42,787
GNMA, Series 2011-138-PX	4.000%	06/20/41	178,986	185,975
				361,094

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 43.5% (Continued)	Coupon	Maturity	Par Value	Value
Small Business Administration — 0.3%
SBA, Series 2009-20A-1	5.720%	01/01/29	$185,272	$209,535

Total Mortgage-Backed Securities (Cost $27,805,305)				$27,907,496

MUNICIPAL BONDS — 3.8%	Coupon	Maturity	Par Value	Value
Califonia State Housing Finance Agency	3.650%	08/01/25	$620,000	$624,396
Florida State Department of Environmental Protection, Series B, Preservation Revenue	6.026%	07/01/21	350,000	393,242
Illinois State, General Obligation	5.877%	03/01/19	415,000	453,321
Industry Public Facilities Authorization, California	3.821%	01/01/22	200,000	202,942
Industry Public Facilities Authorization, California	5.750%	01/01/24	200,000	199,146
Irvine, California, Unified School District, Special Tax, Revenue	5.395%	09/01/17	155,000	164,261
New Jersey State Economic Development Authority, Revenue	3.802%	06/15/18	300,000	299,595
San Francisco Redevelopment Agency	2.120%	08/01/18	125,000	125,633
Total Municipal Bonds (Cost $2,407,481)				$2,462,536

ASSET-BACKED SECURITIES — 1.0%	Coupon	Maturity	Par Value	Value
Applebees/IHOP Funding, LLC,
144A, Series 2014-1-A2 (Cost $622,519)	4.277%	09/05/44	$625,000	$636,682

CORPORATE BONDS — 37.0%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 2.3%
AutoNation, Inc.	5.500%	02/01/20	$550,000	$601,266
Darden Restaurants, Inc.	3.350%	11/01/22	195,000	185,610

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 37.0% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 2.3% (Continued)
Lions Gate Entertainment Corporation	5.250%	08/01/18	$325,000	$334,750
QVC, Inc.	5.125%	07/02/22	350,000	353,479
				1,475,105
Consumer Staples — 1.6%
CVS Health Corporation	3.500%	07/20/22	615,000	627,105
Kraft Heinz Company (The)	3.500%	07/15/22	205,000	206,934
SABMiller plc, 144A	6.500%	07/15/18	148,000	165,513
				999,552
Energy — 1.0%
El Paso, LLC	6.500%	09/15/20	143,000	157,784
Kinder Morgan Energy Partners, L.P.	4.250%	09/01/24	500,000	457,048
				614,832
Financials — 13.5%
Air Lease Corporation	4.250%	09/15/24	570,000	563,588
Ally Financial, Inc.	3.500%	01/27/19	300,000	300,000
Ares Capital Corporation	4.875%	11/30/18	700,000	729,985
Aspen Insurance Holdings, Ltd.	4.650%	11/15/23	610,000	627,969
Bank of America Corporation	4.250%	10/22/26	650,000	639,898
Drawbridge Special Opportunities Fund, L.P., 144A	5.000%	08/01/21	630,000	615,825
Fairfax Financial Holdings, Ltd., 144A.	4.875%	08/13/24	630,000	611,954
Fidelity National Information Services, Inc.	3.875%	06/05/24	550,000	513,347
Icahn Enterprises Holdings, L.P.	4.875%	03/15/19	525,000	531,825
International Lease Finance Corporation, 144A	7.125%	09/01/18	440,000	486,275
JPMorgan Chase & Company	3.125%	01/23/25	650,000	622,883
Morgan Stanley	5.500%	07/24/20	600,000	669,241
SVB Financial Group	3.500%	01/29/25	625,000	603,970
W. P. Carey, Inc.	4.600%	04/01/24	500,000	504,899
Wells Fargo & Company	4.300%	07/22/27	620,000	630,312
				8,651,971
Health Care — 1.7%
Actavis Fundings SCS	3.450%	03/15/22	625,000	610,658
HCA, Inc.	4.250%	10/15/19	450,000	459,000
				1,069,658
Industrials — 3.3%
AA Aircraft, 144A, Series 2013-1L	3.596%	11/01/17	371,214	378,638

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 37.0% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 3.3% (Continued)
Air Canada, 144A, Series 2013-1B	5.375%	11/15/22	$309,667	$321,279
American Airlines Group Pass-Through Trust, 144A, Series 2011-1	7.000%	01/31/18	396,056	420,809
Continental Airlines, Inc., Series 1999-1	6.545%	02/02/19	316,444	342,551
Continental Airlines, Inc., Series 2000-2	7.707%	04/02/21	343,610	375,394
US Airways, Inc., Class A Pass-Through Certificates, Series 2012-2	4.625%	06/03/25	289,984	300,133
				2,138,804
Information Technology — 1.3%
Baidu, Inc.	3.250%	08/06/18	600,000	610,241
CDK Global, Inc.	3.300%	10/15/19	250,000	249,602
				859,843
Materials — 1.9%
Ball Corporation	5.250%	07/01/25	350,000	348,250
Smurfit Kappa Acquisitions, 144A	4.875%	09/15/18	300,000	313,125
Westlake Chemical Corporation	3.600%	07/15/22	550,000	538,486
				1,199,861
Real Estate — 5.5%
American Campus Communities Operating Partnership, L.P.	3.750%	04/15/23	600,000	583,270
American Tower Trust I, 144A	3.070%	03/15/23	500,000	487,191
AvalonBay Communities, Inc.	3.500%	11/15/24	600,000	592,513
Essex Portfolio, L.P.	3.875%	05/01/24	615,000	616,005
Healthcare Trust of America	3.700%	04/15/23	500,000	487,238
Sabra Capital Corporation	5.500%	02/01/21	350,000	365,750
Wea Finance, LLC, 144A	2.700%	09/17/19	400,000	398,956
				3,530,923
Telecommunication Services — 4.9%
AT&T, Inc.	3.000%	06/30/22	245,000	235,268
CCO Safari II, LLC, 144A	4.464%	07/23/22	470,000	467,781
Crown Castle Towers, LLC, 144A	4.883%	08/15/20	690,000	740,727
GTP Cellular Sites, LLC, 144A	3.721%	03/15/17	529,465	534,480
SBA Tower Trust, 144A	3.598%	04/15/18	500,000	499,766
Starz, LLC	5.000%	09/15/19	410,000	411,025
Tencent Holdings Ltd., 144A	3.800%	02/11/25	300,000	289,761
				3,178,808

Total Corporate Bonds (Cost $23,854,847)				$23,719,357

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 0.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.02% (c) (Cost $305,972)	305,972	$305,972

Total Investments at Value — 99.1% (Cost $63,443,080)		$63,564,619

Other Assets in Excess of Liabilities — 0.9%		606,612

Net Assets — 100.0%		$64,171,231

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2015.

(b)	Step coupon.

(c)	The rate shown is the 7-day effective yield as of August 31, 2015.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments August 31, 2015
MORTGAGE-BACKED SECURITIES — 45.5%	Coupon	Maturity	Par Value	Value
Commercial — 34.8%
ACE Securities Corporation,
Series 2003-NC1-A2A (a)	1.030%	07/25/33	$234,621	$227,778
ACE Securities Corporation,
Series 2005-SD1-M1 (a)	0.949%	11/25/50	130,584	130,496
Adjustable Rate Mortgage Trust,
Series 2005-3-8A2 (a)	0.430%	07/25/35	765,656	743,212
American General Mortgage Loan Trust,
144A, Series 2006-1-A5 (a)	5.749%	12/25/35	396,727	409,511
American Home Mortgage Investment Trust,
Series 2004-3 6A1	4.820%	10/25/34	606,420	626,068
American Home Mortgage Investment Trust,
Series 2005-1-5A1 (a)	2.442%	06/25/45	323,579	319,209
Bank of America Funding Corporation,
Series 2005-E 4A1 (a)	2.711%	03/20/35	341,194	339,673
Bank of America Funding Corporation,
Series 2009-R6-3A1 (a)	2.010%	01/26/37	58,720	58,591
Bank of America Mortgage Securities, Inc.,
Series 2004-1-2A1 (a)	5.500%	02/25/34	405,529	413,339
Bayview Financial Acquisition Trust,
Series 2006-B-1A3 (b)	6.159%	04/28/36	199,579	201,234
BCAP, LLC Trust,
144A, Series 2009-RR4-2A1 (a)	2.758%	07/26/36	149,233	150,110
BCAP, LLC Trust,
144A, Series 2009-RR2-A1 (a)	2.748%	01/21/38	180,488	181,199
BCRR Trust,
144A, Series 2009-1-2A1 (a)	5.857%	07/17/40	140,390	143,635
Bear Stearns ALT-A Trust,
Series 2004-11-1A1 (a)	0.879%	11/25/34	68,653	67,182
Bear Stearns Asset-Backed Securities Trust,
Series 2004-B01-M2 (a)	0.949%	10/25/34	85,000	85,121
Centex Home Equity Loan Trust,
Series 2004-D-AF6	4.670%	09/25/34	57,037	58,416

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 45.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 34.8% (Continued)
CIT Group Home Equity Loan Trust,
Series 2003-1-A4 (b)	3.930%	03/20/32	$244,159	$247,534
Citigroup Mortgage Loan Trust, Inc.,
144A, Series 2009-6-12A1 (a)	2.737%	07/25/36	55,928	55,992
Citigroup Mortgage Loan Trust, Inc.,
144A, Series 2009-6-4A1 (a)	2.747%	04/25/37	153,108	153,754
Citigroup Mortgage Loan Trust, Inc.,
144A, Series 2009-6-11A1 (a)	0.537%	05/25/37	88,240	87,416
Countrywide Asset-Backed Certificates,
Series 2004-6-2A3 (a)	1.390%	11/25/34	440,366	429,173
Countrywide Home Loans, Inc.,
Series 2003-15-2A1	5.000%	06/25/18	94,202	93,862
Countrywide Home Loans, Inc.,
Series 2004-J7	5.000%	09/25/19	426,636	438,110
Credit Suisse Commercial Mortgage Trust,
144A, Series 2009-8R-5A1 (a)	5.514%	05/26/37	142,738	145,498
Credit Suisse Commercial Mortgage Trust,
144A, Series 2009-2R-2A5 (a)	2.159%	06/26/37	48,650	48,609
Credit Suisse Commercial Mortgage Trust,
Series 2007-C1-A3	5.383%	02/15/40	233,352	242,327
Credit Suisse Commercial Mortgage Trust,
Series 2007-C5-A4	5.695%	09/15/40	400,000	422,318
Credit Suisse First Boston Mortgage Securitization,
Series 2004-6-2A1	4.750%	09/25/19	1,116,329	1,145,146
Credit Suisse First Boston Mortgage Securitization,
Series 2004-AR8-2A1 (a)	2.599%	09/25/34	698,942	695,499
Credit Suisse First Boston Mortgage Securitization,
Series 2005-6-1A2 (a)	0.469%	07/25/35	95,596	93,569
Credit Suisse First Boston Securities Corporation Mortgage Trust,
144A, Series 2009-3R-25A1 (a)	2.821%	07/27/36	184,551	186,874
Credit Suisse Mortgage Trust,
144A, Series 2010-16-A4 (a)	3.811%	06/25/50	650,000	656,906

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 45.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 34.8% (Continued)
DB Master Finance, LLC,
Series 2015-1A-A2I	3.262%	02/20/19	$621,875	$624,752
First Horizon Mortgage Pass-Through Trust,
Series 2003-AR3-3A1 (a)	2.597%	09/25/33	507,787	517,292
FRS, LLC,
144A, Series 2013-1A-A1	1.800%	04/15/43	121,466	120,455
Goldman Sachs Alternative Mortgage Products Trust,
Series 2004-OPT-A4 (a)	1.099%	11/25/34	102,198	99,067
Goldman Sachs Mortgage Loan Trust,
Series 2003-13-1A1 (a)	2.598%	10/25/33	212,441	214,289
Goldman Sachs Mortgage Loan Trust,
Series 2004-10F-7A1 (a)	5.500%	09/25/34	159,388	165,757
Goldman Sachs Mortgage Loan Trust,
Series 2005-5F-8A2 (a)	0.699%	06/25/35	307,475	301,955
Goldman Sachs Mortgage Securities Trust,
Series 2005-SEA2-A1 (a)	0.549%	01/25/45	222,094	217,450
GSAA Home Equity Trust,
Series 2004-11-2A1 (a)	0.850%	12/25/34	1,220,262	1,195,919
Harborview Mortgage Loan Trust,
Series 2004-4-2A (a)	0.764%	06/19/34	172,722	160,475
Home Loan Servicing Solutions Ltd.,
144A, Series 2012-T2-D2	4.940%	10/15/45	200,000	199,800
Home Loan Servicing Solutions Ltd.,
144A, Series 2013-T3-C3	2.388%	05/15/46	150,000	146,965
Impac CMB Trust,
Series 2007-A-A (a)	0.449%	05/25/37	579,146	557,448
Jefferies & Company,
144A, Series 2009-R9-1A1 (a)	2.303%	08/26/46	119,810	121,365
JPMorgan Mortgage Trust,
Series 2003-A1-4A5 (a)	1.992%	10/25/33	324,736	320,639
JPMorgan Re-REMIC,
144A, Series 2009-9-A1 (a)	6.000%	09/26/36	176,024	182,118
JPMorgan Re-REMIC,
144A, Series 2009-7-8A1 (a)	3.116%	01/27/47	39,308	39,385

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 45.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 34.8% (Continued)
MASTR Asset Securitization Trust,
Series 2003-8-2A1	4.500%	09/25/18	$270,140	$268,812
MASTR Asset Securitization Trust,
Series 2004-8-3A1	5.250%	08/25/19	436,502	451,139
MASTR Asset Securitization Trust,
Series 2003-12-1A1	5.250%	12/01/24	295,713	308,151
MASTR Specialized Loan Trust,
144A, Series 2005-3-A1 (a)	0.550%	11/25/35	173,433	165,236
Merrill Lynch Credit Corporation Mortgage Investors, Inc.,
Series 2003-B-A1 (a)	0.870%	04/25/28	210,919	204,109
Morgan Stanley Capital, Inc.,
Series 2004-SD2-A (a)	1.090%	04/25/34	103,713	102,619
Morgan Stanley Capital, Inc.,
Series 2005-HE2-A1MZ (a)	0.719%	01/25/35	344,981	339,276
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR-1A2 (a)	0.469%	11/25/35	93,724	93,245
Mortgage IT Trust,
Series 2004-2-M1 (a)	1.015%	12/25/34	659,585	598,526
New Century Home Equity Loan Trust,
Series 2005-A-A4W (a)	5.034%	08/25/35	299,899	310,776
Orange Lake Timeshare Trust,
144A, Series 2012-AA-A (a)	3.450%	03/10/27	90,560	92,987
Park Place Securities, Inc.,
Series 2005-WHQ1-M2 (a)	0.940%	03/25/35	62,966	62,569
Provident Funding Mortgage Loan Trust,
Series 2003-1-A (a)	2.591%	08/25/33	707,109	730,312
Provident Funding Mortgage Loan Trust,
Series 2005-1-2A1 (a)	2.482%	05/25/35	498,348	502,834
RBS Commercial Funding Trust,
144A, Series 2010-RR3-MSCA (a)	5.907%	06/16/49	236,278	244,421
RBSSP Resecuritization Trust,
144A, Series 2010-3-4A1 (a)	2.840%	12/26/35	613,631	614,662
RBSSP Resecuritization Trust,
144A, Series 2009-2-2A1 (a)	5.500%	05/26/36	131,820	134,230

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 45.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 34.8% (Continued)
Residential Asset Mortgage Products, Inc.,
Series 2004-RS12-AI6 (a)	4.547%	12/25/34	$41,801	$42,231
Residential Asset Mortgage Products, Inc.,
Series 2005-SP3-A3 (a)	0.589%	12/25/35	49,644	49,175
Residential Asset Securities Corporation,
Series 2003-KS10-AI6	4.540%	12/25/33	60,226	61,875
Residential Funding Mortgage Security I, Inc.,
Series 2003-S12-3A1	3.750%	12/25/32	320,004	323,983
Residential Funding Mortgage Security I, Inc.,
Series 2004-S2-A9	5.500%	03/25/34	225,036	229,901
Security National Mortgage Loan Trust,
Series 2006-3A-A1 (a)	0.479%	01/25/37	65,061	64,935
Sequoia Mortgage Trust,
Series 2010-H1-A1 (a)	2.054%	02/25/40	39,883	39,616
Sequoia Mortgage Trust,
Series 2012-4-A2 (a)	2.999%	09/25/42	292,272	286,243
Silverleaf Finance, LLC,
144A, Series 2012-D-A	3.000%	03/17/25	29,366	29,660
Soundview Home Equity Loan Trust,
Series 2003-2-A2 (a)	1.499%	11/25/33	119,096	117,802
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12-3A3 (a)	2.475%	09/25/34	363,632	362,429
Structured Asset Investment Loan Trust,
Series 2003-BC9-3A2 (a)	1.159%	08/25/33	632,686	624,154
Structured Asset Investment Loan Trust,
Series 2003-BC9-3A3 (a)	0.899%	08/25/33	228,470	224,294
Structured Asset Securities Corporation,
Series 2003-29-5A2 (a)	5.250%	09/25/33	522,026	536,581
Structured Asset Securities Corporation,
Series 2003-34A-3A4 (a)	2.502%	11/25/33	648,410	638,314

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 45.5% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 34.8% (Continued)
Structured Asset Securities Corporation,
Series 2004-GEL3-A (a)	1.159%	08/25/34	$206,628	$203,760
Truman Capital Mortgage Loan Trust,
144A, Series 2005-1-A (a)	0.629%	03/25/37	218,908	213,907
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR7-A7 (a)	2.413%	08/25/33	374,106	375,788
Wa-Mu Mortgage Pass-Through Certificates,
Series 2003-AR8-A (a)	2.389%	08/25/33	241,419	247,569
Wa-Mu Mortgage Pass-Through Certificates,
Series 2002-AR2-A (a)	1.937%	02/27/34	92,051	89,857
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-MS3-2A1	5.250%	03/25/18	216,549	217,646
Wells Fargo Mortgage Backed Securities,
Series 2005-2-2A1	4.750%	04/25/20	332,428	340,916
Wells Fargo Mortgage Backed Securities,
Series 2003-0-5A1 (a)	2.497%	01/25/34	765,254	786,023
Wells Fargo Mortgage Backed Securities,
Series 2004-K-2A12 (a)	2.739%	07/25/34	108,005	108,833
Wells Fargo Mortgage Backed Securities,
Series 2005-AR10-2A2 (a)	2.668%	06/25/35	165,077	167,767
				26,089,655
Federal Home Loan Mortgage Corporation — 3.7%
FHLMC, Series 3861-A	4.500%	01/15/29	93,579	95,734
FHLMC, Series 3837-JA	4.000%	05/15/38	11,713	12,243
FHLMC, Series 3687-CB	2.500%	11/15/38	670,682	687,798
FHLMC, Series 4312-GA	2.500%	12/15/41	800,410	805,771
FHLMC, Series 4183-PA	3.500%	01/15/43	1,125,874	1,187,665
				2,789,211
Federal National Mortgage Association — 4.2%
FNMA, Series 2004-9-DH	4.000%	06/25/33	153,497	159,949
FNMA, Series 2010-152-DA	3.000%	05/25/39	394,202	412,790

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 45.5% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 4.2% (Continued)
FNMA, Series 2011-15-W(a)	3.499%	06/25/39	$319,984	$333,225
FNMA, Series 2012-102-PA	4.500%	03/25/41	611,980	644,815
FNMA, Series 2012-136-PD	2.500%	11/25/42	710,472	723,349
FNMA, Series 2014-80-KA	2.000%	03/25/44	900,440	905,163
				3,179,291
Government National Mortgage Association — 2.5%
GNMA, Pool #GN615735	5.000%	07/15/23	305,255	337,190
GNMA, Series 2009-100-PL	5.000%	04/20/37	117,904	121,342
GNMA, Series 2010-10-NH	4.000%	12/20/38	461,591	484,355
GNMA, Series 2011-159-EA	4.000%	10/20/40	102,481	106,967
GNMA, Series 2014-184-ED	3.000%	12/20/43	805,499	834,755
				1,884,609
Small Business Administration — 0.3%
SBA, Series 2002-20K (a)	5.080%	11/01/22	209,837	224,979

Total Mortgage-Backed Securities (Cost $34,074,935)				$34,167,745

MUNICIPAL BONDS — 4.0%	Coupon	Maturity	Par Value	Value
Carson California Redevelopment Agency	2.261%	02/01/17	$570,000	$570,388
Illinois State General Obligation	5.163%	02/01/18	465,000	488,957
Industry Public Facilities Authorization California	2.203%	01/01/18	625,000	627,412
New Jersey State Economic Development Authority, Revenue	3.802%	06/15/18	650,000	649,122
San Francisco City & County Redevelopment Agency	2.120%	08/01/18	625,000	628,163
Total Municipal Bonds (Cost $2,964,552)				$2,964,042

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 48.3%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 8.1%
AutoNation, Inc.	6.750%	04/15/18	$557,000	$617,122
Brinker International, Inc.	2.600%	05/15/18	450,000	451,762
Darden Restaurants, Inc.	6.450%	10/15/17	300,000	330,308
Dillard's, Inc.	7.130%	08/01/18	630,000	700,875
Expedia, Inc.	7.456%	08/15/18	500,000	569,662
Hyatt Hotels Corporation, 144A	6.875%	08/15/19	590,000	680,081
IAC/InterActiveCorp	4.875%	11/30/18	400,000	411,000
Lions Gate Entertainment Corporation	5.250%	08/01/18	250,000	257,500
McGraw-Hill Companies, Inc. (The)	5.900%	11/15/17	600,000	650,181
MGM Resorts International	10.000%	11/01/16	250,000	269,375
Tencent Holdings Ltd., 144A	3.375%	03/05/18	600,000	613,229
Toll Brothers Finance Corporation	8.910%	10/15/17	450,000	507,375
				6,058,470
Consumer Staples — 2.8%
Kraft Heinz Company (The)	2.000%	07/02/18	690,000	689,168
Kroger Company (The)	7.000%	05/01/18	250,000	280,305
Kroger Company (The)	6.800%	12/15/18	381,000	435,437
SABMiller plc, 144A	6.500%	07/15/18	600,000	670,998
				2,075,908
Energy — 1.9%
Kinder Morgan, Inc.	7.250%	06/01/18	600,000	666,813
Spectra Energy Capital, LLC	6.200%	04/15/18	715,000	782,176
				1,448,989
Financials — 11.4%
Apollo Investment Corporation, CV	5.750%	01/15/16	500,000	503,750
Ares Capital Corporation	4.875%	11/30/18	630,000	656,986
Aviation Capital Group Corporation, 144A	4.625%	01/31/18	600,000	616,500
Bank of America Corporation	1.950%	05/12/18	200,000	199,280
Bank One Corporation	8.530%	03/01/19	450,000	532,468
Citigroup, Inc.	2.150%	07/30/18	625,000	624,877
CNA Financial Corporation	6.950%	01/15/18	565,000	625,882
Discover Bank	2.600%	11/13/18	500,000	500,705
Fairfax Financial Holdings Ltd.	7.375%	04/15/18	550,000	600,601
Fidelity National Financial, Inc.	6.600%	05/15/17	563,000	602,855
GATX Financial Corporation	2.375%	07/30/18	190,000	190,314
Goldman Sachs Group, Inc.	6.150%	04/01/18	525,000	578,608
Icahn Enterprises, L.P.	3.500%	03/15/17	450,000	447,750

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 48.3% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 11.4% (Continued)
International Lease Finance Corporation, 144A	7.125%	09/01/18	$505,000	$558,111
Oaktree Capital Management, L.P., 144A	6.750%	12/02/19	350,000	406,760
Sirius International Insurance Group, Ltd., 144A	6.375%	03/20/17	725,000	757,910
Westpac Banking Corporation, 144A	5.300%	10/15/15	115,000	115,655
				8,519,012
Health Care — 3.2%
Actavis Funding SCS	2.350%	03/12/18	600,000	599,545
Capella Healthcare, Inc.	9.250%	07/01/17	300,000	308,250
HCA, Inc.	4.250%	10/15/19	400,000	408,000
Humana, Inc.	7.200%	06/15/18	443,000	502,745
McLaren Health Care Corporation	1.964%	05/15/18	600,000	602,694
				2,421,234
Industrials — 4.9%
AA Aircraft, Series 2013-1L	3.596%	11/01/17	176,769	180,304
America West Airlines, Inc., Series 2000-01	8.057%	07/02/20	34,643	39,494
American Airlines Group Pass-Through Trust, 144A, Series 2011-1	7.000%	01/31/18	335,640	356,618
Continental Airlines, Inc., Series 2009-1	9.000%	07/08/16	105,840	111,661
Continental Airlines, Inc., Series 1998-1	6.648%	09/15/17	69,846	71,767
Continental Airlines, Inc., Series 1998-3	6.820%	05/01/18	64,932	69,153
Continental Airlines, Inc., Series 2000-1	8.048%	11/01/20	57,397	64,531
Continental Airlines, Inc., Series 2000-2	7.707%	04/02/21	71,092	77,668
Continental Airlines, Inc., Series 2001-1	6.703%	06/15/21	572,577	599,774
Delta Air Lines, Inc., Series 2009-1A	7.750%	12/17/19	144,931	165,222
Domtar Corporation	10.750%	06/01/17	95,000	107,969
General Motors Financial Company, Inc.	3.250%	05/15/18	525,000	527,996
Ingersoll-Rand Global Holding Company, Ltd.	6.875%	08/15/18	525,000	591,209
Masco Corporation	6.125%	10/03/16	500,000	519,240
US Airways, Inc., Series 2001-1G	7.076%	03/20/21	181,355	197,224
				3,679,830

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 48.3% (Continued)	Coupon	Maturity	Par Value	Value
Information Technology — 1.7%
Baidu, Inc.	3.250%	08/06/18	$650,000	$661,095
Dell, Inc.	5.650%	04/15/18	350,000	364,000
Nokia Corporation	5.375%	05/15/19	265,000	281,562
				1,306,657
Materials — 2.4%
Cytec Industries, Inc.	8.950%	07/01/17	157,000	174,631
Glencore Funding, LLC, 144A	2.125%	04/16/18	500,000	475,704
Packaging Corporation of America	6.500%	03/15/18	500,000	551,401
Smurfit Kappa Acquisitions, 144A	4.875%	09/15/18	325,000	339,219
U.S. Concrete, Inc.	8.500%	12/01/18	220,000	229,900
				1,770,855
Real Estate — 4.1%
First Industrial, L.P.	5.950%	05/15/17	430,000	458,710
Hospitality Properties Trust	5.625%	03/15/17	525,000	551,245
Liberty Property, L.P.	6.625%	10/01/17	646,000	707,192
National Retail Properties, Inc.	6.875%	10/15/17	293,000	322,208
PPF Funding, Inc., 144A	5.700%	04/15/17	234,000	244,873
Simon Property Group, L.P.	10.350%	04/01/19	600,000	754,140
				3,038,368
Telecommunication Services — 6.6%
American Tower Corporation	3.400%	02/15/19	525,000	533,438
CBS Corporation	4.625%	05/15/18	600,000	638,083
Cox Communications, Inc., 144A	6.250%	06/01/18	500,000	549,493
Grupo Televisa, S.A.B.	6.000%	05/15/18	600,000	656,412
GTP Cellular Sites, LLC, 144A	3.721%	03/15/17	476,518	481,032
SBA Tower Trust, 144A	3.598%	04/15/18	750,000	749,649
SITV, LLC, 144A	10.375%	07/01/19	200,000	156,000
Starz, LLC	5.000%	09/15/19	405,000	406,013
Verizon Communications, Inc.	3.650%	09/14/18	750,000	786,063
				4,956,183
Utilities — 1.2%
Columbia Pipeline Group, Inc., 144A	2.450%	06/01/18	340,000	340,048
Otter Tail Corporation	9.000%	12/15/16	543,000	592,432
				932,480

Total Corporate Bonds (Cost $36,385,407)				$36,207,986

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 1.4%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.02% (c) (Cost $1,043,354)	1,043,354	$1,043,354

Total Investments at Value — 99.2% (Cost $74,468,248)		$74,383,127

Other Assets in Excess of Liabilities — 0.8%		615,599

Net Assets — 100.0%		$74,998,726

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

CV - Convertible Security.

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2015.

(b)	Step coupon.

(c)	The rate shown is the 7-day effective yield as of August 31, 2015.

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Assets and Liabilities August 31, 2015
	First Western Fixed Income Fund	First Western Short Duration Bond Fund
ASSETS
Investments in securities:
At amortized cost	$63,443,080	$74,468,248
At value (Note 2)	$63,564,619	$74,383,127
Cash	—	6,090
Dividends and interest receivable	377,107	624,754
Receivable for investment securities sold	609,276	193,307
Receivable for capital shares sold	—	13,000
Other assets	9,078	9,145
TOTAL ASSETS	64,560,080	75,229,423

LIABILITIES
Payable for investment securities purchased	286,528	148,323
Dividends payable	49,939	40,518
Payable for capital shares redeemed	20,915	3,339
Payable to Adviser (Note 4)	9,766	14,376
Payable to administrator (Note 4)	9,825	10,630
Other accrued expenses	11,876	13,511
TOTAL LIABILITIES	388,849	230,697

NET ASSETS	$64,171,231	$74,998,726

Net assets consist of:
Paid-in capital	$63,874,996	$75,217,263
Undistributed net investment income	477	621
Accumulated net realized gains (losses) from security transactions	174,219	(134,037)
Net unrealized appreciation (depreciation) on investments	121,539	(85,121)
Net assets	$64,171,231	$74,998,726

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,572,315	7,514,874

Net asset value, offering price, and redemption price per share (Note 2)	$9.76	$9.98

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Operations For the Year Ended August 31, 2015
	First Western Fixed Income Fund	First Western Short Duration Bond Fund
INVESTMENT INCOME
Interest	$2,020,746	$1,711,435
Dividends	274	269
	2,021,020	1,711,704
EXPENSES
Investment advisory fees (Note 4)	336,393	240,520
Administration fees (Note 4)	67,290	68,812
Pricing costs	42,791	43,722
Fund accounting fees (Note 4)	36,225	34,887
Professional fees	31,632	31,632
Registration and filing fees	27,460	28,030
Custodian and bank service fees	27,176	24,756
Transfer agent fees (Note 4)	15,000	12,000
Trustees’ fees and expenses (Note 4)	11,649	11,649
Insurance expense	6,986	5,054
Compliance service fees (Note 4)	6,000	6,000
Reports to shareholders	4,372	3,470
Postage and supplies	3,650	3,566
Other expenses	3,955	3,955
TOTAL EXPENSES	620,579	518,053
Less fee reductions by the Adviser (Note 4)	(216,907)	(105,732)
NET EXPENSES	403,672	412,321

NET INVESTMENT INCOME	1,617,348	1,299,383

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	473,092	41,390
Net change in unrealized appreciation (depreciation) on investments	(870,513)	(366,170)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(397,421)	(324,780)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,219,927	$974,603

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND Statements of Changes in Net Assets
	Year Ended August 31, 2015	Year Ended August 31, 2014
FROM OPERATIONS
Net investment income	$1,617,348	$1,443,028
Net realized gains from security transactions	473,092	687,987
Net change in unrealized appreciation (depreciation) on investments	(870,513)	1,831,525
Net increase in net assets from operations	1,219,927	3,962,540

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(1,816,276)	(1,685,735)
From net realized gains on investments	(517,362)	(557,170)
Decrease in net assets from distributions to shareholders	(2,333,638)	(2,242,905)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,083,453	18,476,942
Reinvestments of distributions to shareholders	1,741,032	1,745,354
Payments for shares redeemed	(19,104,836)	(15,685,314)
Net increase in net assets from capital share transactions	719,649	4,536,982

TOTAL INCREASE (DECREASE) IN NET ASSETS	(394,062)	6,256,617

NET ASSETS
Beginning of year	64,565,293	58,308,676
End of year	$64,171,231	$64,565,293

UNDISTRIBUTED NET INVESTMENT INCOME	$477	$3,083

CAPITAL SHARE ACTIVITY
Shares sold	1,831,035	1,886,461
Shares issued in reinvestment of distributions to shareholders	176,890	178,230
Shares redeemed	(1,937,015)	(1,597,350)
Net increase in shares outstanding	70,910	467,341
Shares outstanding, beginning of year	6,501,405	6,034,064
Shares outstanding, end of year	6,572,315	6,501,405

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Statements of Changes in Net Assets
	Year Ended August 31, 2015	Year Ended August 31, 2014
FROM OPERATIONS
Net investment income	$1,299,383	$773,571
Net realized gains from security transactions	41,390	161,296
Net change in unrealized appreciation (depreciation) on investments	(366,170)	459,004
Net increase in net assets from operations	974,603	1,393,871

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(1,476,747)	(837,991)
From net realized gains on investments	(89,542)	—
Decrease in net assets from distributions to shareholders	(1,566,289)	(837,991)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	46,668,627	55,641,684
Reinvestments of distributions to shareholders	1,260,021	712,826
Payments for shares redeemed	(35,660,163)	(17,287,958)
Net increase in net assets from capital share transactions	12,268,485	39,066,552

TOTAL INCREASE IN NET ASSETS	11,676,799	39,622,432

NET ASSETS
Beginning of year	63,321,927	23,699,495
End of year	$74,998,726	$63,321,927

UNDISTRIBUTED NET INVESTMENT INCOME	$621	$2,407

CAPITAL SHARE ACTIVITY
Shares sold	4,656,469	5,542,287
Shares issued in reinvestment of distributions to shareholders	125,862	70,963
Shares redeemed	(3,556,986)	(1,720,335)
Net increase in shares outstanding	1,225,345	3,892,915
Shares outstanding, beginning of year	6,289,529	2,396,614
Shares outstanding, end of year	7,514,874	6,289,529

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended August 31, 2015	Year Ended August 31, 2014	Period Ended August 31, 2013 (a)
Net asset value at beginning of period	$9.93	$9.66	$10.00

Income (loss) from investment operations:
Net investment income	0.24	0.23	0.17
Net realized and unrealized gains (losses) on investments	(0.07)	0.39	(0.28)
Total from investment operations	0.17	0.62	(0.11)

Less distributions:
From net investment income	(0.27)	(0.26)	(0.23)
From net realized gains on investments	(0.07)	(0.09)	—
Total distributions	(0.34)	(0.35)	(0.23)

Net asset value at end of period	$9.76	$9.93	$9.66

Total return (b)	1.74%	6.58%	(1.08%	)(c)

Net assets at end of period (000’s)	$64,171	$64,565	$58,309

Ratio of total expenses to average net assets (d)	0.92%	0.95%	1.07	%(e)

Ratio of net expenses to average net assets	0.60%	0.60%	0.60	%(e)

Ratio of net investment income to average net assets	2.40%	2.30%	1.86	%(e)

Portfolio turnover rate	129%	421%	340	%(c)

(a)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2013.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(c)	Not annualized.

(d)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended August 31, 2015	Year Ended August 31, 2014	Period Ended August 31, 2013 (a)
Net asset value at beginning of period	$10.07	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.19	0.18	0.05
Net realized and unrealized gains (losses) on investments	(0.06)	0.19	(0.11)
Total from investment operations	0.13	0.37	(0.06)

Less distributions:
From net investment income	(0.21)	(0.19)	(0.05)
From net realized gains on investments	(0.01)	—	—
Total distributions	(0.22)	(0.19)	(0.05)

Net asset value at end of period	$9.98	$10.07	$9.89

Total return (b)	1.39%	3.77%	(0.58%	)(c)

Net assets at end of period (000’s)	$74,999	$63,322	$23,699

Ratio of total expenses to average net assets (d)	0.75%	0.89%	1.26	%(e)

Ratio of net expenses to average net assets	0.60%	0.60%	0.60	%(e)

Ratio of net investment income to average net assets	1.89%	1.81%	1.64	%(e)

Portfolio turnover rate	63%	61%	19	%(c)

(a)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2013.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees and reimbursed expenses, the total returns would have been lower.

(c)	Not annualized.

(d)	Ratios were determined based on expenses prior to any fee reductions and expense reimbursements by the Adviser (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements
August 31, 2015

1. Organization

First Western Fixed Income Fund and First Western Short Duration Bond Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of The First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012. First Western Fixed Income Fund commenced operations on November 1, 2012. First Western Short Duration Bond Fund commenced operations on April 26, 2013.

The investment objective of First Western Fixed Income Fund is total return. The investment objective of First Western Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by First Western Capital Management Company (the “Adviser”) under the general supervision of the Board.

In the event that market prices are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value using procedures approved by the Board. Investments in registered investment companies are reported at their respective net asset values as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2015:

First Western Fixed Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$5,538,153	$—	$5,538,153
U.S. Government Agency Obligations	—	2,994,423	—	2,994,423
Mortgage-Backed Securities	—	27,907,496	—	27,907,496
Municipal Bonds	—	2,462,536	—	2,462,536
Asset-Backed Securities	—	636,682	—	636,682
Corporate Bonds	—	23,719,357	—	23,719,357
Money Market Funds	305,972	—	—	305,972
Total	$305,972	$63,258,647	$—	$63,564,619

First Western Short Duration Bond Fund

	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$34,167,745	$—	$34,167,745
Municipal Bonds	—	2,964,042	—	2,964,042
Corporate Bonds	—	36,207,986	—	36,207,986
Money Market Funds	1,043,354	—	—	1,043,354
Total	$1,043,354	$73,339,773	$—	$74,383,127

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

As of August 31, 2015, the Funds did not have any transfers into and out of any Level. In addition, the Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended August 31, 2015 and August 31, 2014 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
First Western Fixed Income Fund:
August 31, 2015	$2,317,558	$16,080	$2,333,638
August 31, 2014	$2,104,531	$138,374	$2,242,905

First Western Short Duration Bond Fund:
August 31, 2015	$1,549,458	$16,831	$1,566,289
August 31, 2014	$837,991	$—	$837,991

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2015:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
Tax cost of portfolio investments	$63,443,080	$74,468,248
Gross unrealized appreciation	$636,465	$320,710
Gross unrealized depreciation	(514,926)	(405,831)
Net unrealized appreciation (depreciation) on investments	121,539	(85,121)
Undistributed ordinary income	161,409	41,139
Undistributed net realized long-term capital gains	63,226	—
Capital loss carryforwards	—	(134,037)
Other temporary differences	(49,939)	(40,518)
Accumulated earnings (deficit)	$296,235	$(218,537)

The difference between the tax and book undistributed ordinary income and the tax and book undistributed net realized capital gains is due to the differing tax treatments of net short-term capital gains and the timing of tax deductions for dividends payable as of August 31, 2015.

As of August 31, 2015, First Western Short Duration Bond Fund has capital loss carryforwards for federal income tax purposes of $134,037, of which $121,878 is short-term and $12,159 is long-term. These capital loss carryforwards may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gain distributions.

For the year ended August 31, 2015, First Western Fixed Income Fund and First Western Short Duration Bond Fund reclassified $196,322 and $175,578, respectively, of accumulated net investment income against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are due to the tax treatment of paydown adjustments. Such reclassifications had no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended August 31, 2013 through August 31, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2015, cost of purchases and proceeds from sales and maturities of investment securities other than short-term investments and U.S. government securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
Purchases of investment securities	$79,783,908	$46,575,680
Proceeds from sales and maturities of investment securities	$81,769,677	$39,113,604

During the year ended August 31, 2015, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
Purchases of investment securities	$4,784,299	$8,241,573
Proceeds from sales and maturities of investment securities	$2,707,247	$2,761,319

4. Transactions with Related Parties

Certain officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Funds, or of Ultimus Fund Distributors, LLC (“UFD”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

TRUSTEES’ COMPENSATION

Each Fund pays each Trustee who is not affiliated with the Adviser $5,000 annually, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees who are affiliated with the Adviser do not receive compensation from the Funds.

INVESTMENT ADVISORY AGREEMENTS

Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, First Western Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets.

The Adviser has contractually agreed until January 1, 2017 to reduce its investment advisory fees and to pay each Fund’s operating expenses to the extent necessary to limit each Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of each Fund’s average daily net assets. During the year ended August 31, 2015, the Adviser reduced its advisory fees by $216,907 and $105,732 for First Western Fixed Income Fund and First Western Short Duration Bond Fund, respectively.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the expense limitation of 0.60% per annum. As of August 31, 2015, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $625,339 and $271,823 for First Western Fixed Income Fund and First Western Short Duration Bond Fund, respectively. The Adviser may recover these amounts no later than the dates stated below:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund
August 31, 2016	$190,992	$41,170
August 31, 2017	217,440	124,921
August 31, 2018	216,907	105,732
	$625,339	$271,823

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

The Chief Compliance Officer (the “CCO”) of the Trust is an employee of the Adviser. The Trust reimburses the Adviser $12,000 annually for the services provided by the CCO to the Trust.

OTHER SERVICE PROVIDERS

Ultimus provides fund administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

DISTRIBUTION AGREEMENT

Pursuant to the terms of a Distribution Agreement with the Trust, UFD provides distribution services and serves as principal underwriter for each Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Bank Line of Credit

First Western Fixed Income Fund and First Western Short Duration Bond Fund each have an uncommitted $3,500,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the bank’s Prime Rate at the time of borrowing. During the year ended August 31, 2015, First Western Fixed Income Fund and First Western Short Duration Bond Fund did not borrow under their respective lines of credit.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

7. Risks Associated with Mortgage-Backed Securities

Each Fund has adopted a fundamental policy to concentrate its investments in mortgage-backed securities. This means each Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of each Fund’s policy to concentrate in mortgage-backed securities, the Funds will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities. As of August 31, 2015, First Western Fixed Income Fund and First Western Short Duration Bond Fund had 43.5% and 45.5%, respectively, of the value of their net assets invested in mortgage-backed securities.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

FIRST WESTERN FUNDS TRUST
Report of Independent Registered Public Accounting Firm

To the Shareholders of First Western Fixed Income Fund
and First Western Short Duration Bond Fund
and the Board of Trustees of First Western Funds Trust

We have audited the accompanying statements of assets and liabilities of the First Western Fixed Income Fund and First Western Short Duration Bond Fund (the “Funds”), each a series of shares of beneficial interest in the First Western Funds Trust, including the schedules of investments, as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period November 1, 2012 (commencement of operations) for First Western Fixed Income Fund through August 31, 2013, and for the period April 26, 2013 (commencement of operations) for First Western Short Duration Bond Fund through August 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Western Fixed Income Fund and First Western Short Duration Bond Fund as of August 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 16, 2015

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (March 1, 2015) and held until the end of the period (August 31, 2015).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% bef ore expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

First Western Fixed Income Fund

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$ 1,000.00	$ 1,002.10	0.60%	$ 3.03
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.18	0.60%	$ 3.06

First Western Short Duration Bond Fund

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$ 1,000.00	$ 1,007.90	0.60%	$ 3.04
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.18	0.60%	$ 3.06

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST WESTERN FUNDS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Debra Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Since May 2015	President and Trustee	Chief Investment Officer of First Western Trust Bank since July 2014. She was a Managing Director of First Western Trust Bank from 2005 until 2014.	3
Independent Trustees:
Gregory J. Ellena 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1955	Since May 2015	Trustee	President of Document Analytic Technologies, LLC, a software development firm to the legal industry, from 2013 to 2014. Chairman and CEO of New Mexico Banquest Corporation, holding company of First National Bank of Santa Fe, from 2005 until 2013.	3
Scott A. MacKillop 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1951	Since May 2015	Trustee	President and Chief Compliance Officer of Frontier Asset Management, LLC, an asset management and investment support service provider, from 2007 to January 2015; Member of the Board of Trustees of the Adelante U.S. Real Estate Securities Fund, a registered management investment company, from 2002 until 2010.	3

*

Debra Silversmith, as an affiliated person of First Western Capital Management Company, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)

(Continued)

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (Continued):
Debra L. McGinty-Poteet 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Since May 2015	Trustee	Director of Mutual Fund and Sub Advisory Services for Brandes Investment Partners from 1999 to 2012; Chairman, President and Interested Trustee of Brandes Investment Trust from 2000-2012; and Trustee of Brandes Investment Funds Ltd from 2002-2012. Member of the Board of Trustees of the Weiss Alternative Balanced Risk Fund, a registered management investment company, from 2015 to present. Currently serves on the Board for a number of non-profit organizations.	3

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Karen L. Garcia 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1960	Since August 2012	Chief Compliance Officer

Executive Vice President Support Services - First Western Financial, Inc. since June 2003; Chief Compliance Officer for First Western Capital Management Company since December 2008; and Chief Compliance Officer of First Western Investment Management, Inc. since June 2003.

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since June 2009.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)

(Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreements

(Unaudited)

The Board of Trustees of First Western Funds Trust (the “Trust”), including the Independent Trustees voting separately, have reviewed and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser for an additional year with respect to the First Western Fixed Income Fund and First Western Short Duration Bond Fund (the “Funds”). These approvals took place at a Board meeting held on July 30, 2015, at which all of the Independent Trustees were present, with a majority of the Independent Trustees present in person.

In the course of their consideration of the Advisory Agreements, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance of the Advisory Agreements on behalf of the Funds. The Independent Trustees received and reviewed a variety of information related to the Funds and the Adviser that had been provided by the Adviser in response to requests of independent legal counsel that were submitted on behalf of the Independent Trustees.

In considering the Advisory Agreements and reaching their conclusions with respect to the continuance of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Trustees reviewed the extent of portfolio management and administrative services being provided to the Funds by the Adviser. They discussed the responsibilities of the Adviser under the Advisory Agreements and reviewed the background and experience of the Adviser’s key investment and operations personnel. They noted that the Adviser continues to provide experienced professionals to manage the investments of the Funds and the operations of the Adviser and considered the Adviser’s staffing and succession planning efforts. The Trustees considered the compliance policies and procedures of the Adviser. They took into account the qualifications and experience of the Chief Compliance Officer of the Adviser and the Adviser’s commitment to expand its compliance resources. They considered, among other items, the Adviser’s process for managing fixed income risks, given the potential for changes in the fixed income market, the process for managing cyber security risk and the Adviser’s insurance coverages. After reviewing the foregoing information, the Board concluded that the quality, extent and nature of the services provided by the Adviser to each Fund were satisfactory.

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreements

(Unaudited) (Continued)

(ii)

The investment performance of the Funds and Adviser. In this regard, the Trustees compared the performance of the Fixed Income Fund with the performance of the Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark, over various periods ended June 30, 2015. It was noted by the Trustees that the Fixed Income Fund outperformed the Barclays U.S. Aggregate Bond Index for the one-year and since inception periods ended June 30, 2015. The Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “intermediate-term bond” funds, which is the category to which the Fixed Income Fund has been assigned. The Trustees noted that for the one-year period ended June 30, 2015 the Fixed Income Fund’s total return of 1.85% exceeded the average total return for the funds in the Morningstar intermediate-term bond fund category, which was 1.05%. The Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives, which indicated that the Fixed Income Fund underperformed such other accounts for the one-year and since inception periods ended June 30, 2015. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to differences in fee structures and services provided. The Trustees also considered the consistency of the Adviser’s management of the Fixed Income Fund with the Fund’s investment objective and policies. Based on its review, the Board concluded that the investment performance of the Fixed Income Fund has been satisfactory.

The Trustees next reviewed the performance of the Short Duration Bond Fund, which was compared to the performance of the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index, the Fund’s primary benchmark, over various periods ended June 30, 2015. It was noted by the Trustees that the Short Duration Bond Fund outperformed the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index over the one-year and since inception periods ended June 30, 2015. The Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “short term bond” funds, which is the category to which the Short Duration Bond Fund has been assigned. The Trustees noted that for the one-year period ended June 30, 2015, the Short Duration Bond Fund’s total return of 1.34% was higher than the average total return for the funds in the Morningstar short term bond fund category, which was 0.46%. The Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives, which indicated that the Short Duration Bond Fund underperformed such other accounts for the one-year and since inception periods ended June 30, 2015. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to differences in fee

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreements

(Unaudited) (Continued)

structures, services provided, average account sizes, and asset flows. The Trustees also considered the consistency of the Adviser’s management of the Short Duration Bond Fund with the Fund’s investment objective and policies. Based on its review, the Board concluded that the investment performance of the Short Duration Bond Fund has been satisfactory.

(iii)

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds. In this regard, the Trustees considered the Adviser’s staffing, personnel and operations; the financial condition of the Adviser and that of its parent company and the level of commitment to the Funds by the principals of the Adviser; the asset levels of each Fund; the overall expenses of each Fund; and the sales and distribution plans for each Fund. The Trustees reviewed the rate of the advisory fees paid by the Funds under the Advisory Agreements and compared them to average advisory fee rates paid by similar mutual funds compiled from statistics reported by Morningstar. They also compared the net operating expense ratios of the Funds with average expense ratios of representative funds within their respective Morningstar categories. It was noted by the Trustees that, although, the Fixed Income Fund’s advisory fee of 0.50% was higher than the average advisory fee of 0.40% for Morningstar’s intermediate-term bond funds, the Fund’s net expense ratio of 0.60% (i.e., after fee waivers) was lower than the average total expense ratio for Morningstar’s intermediate-term bond funds, which was 0.84% per annum. The Trustees also considered the amount of fee waivers and expense reimbursements that have been made by the Adviser to limit operating expenses and the Adviser’s commitment to continue to cap the Fixed Income Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2017. The Trustees performed a similar comparison for the Short Duration Bond Fund, finding that the Short Duration Bond Fund’s advisory fee of 0.35% was lower than the average advisory fee of 0.37% for Morningstar’s short term bond funds category and the Fund’s net expense ratio of 0.60% (i.e., after fee waivers) was lower than the average total expense ratio of 0.81% for Morningstar’s short term bond funds category. The Trustees also considered the amount of fee waivers and expense reimbursements that have been made by the Adviser to limit operating expenses and the Adviser’s commitment to cap the Short Duration Bond Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2017.

The Trustees then considered the Adviser’s representations as it relates to its revenues and expenses with respect to the services it provided to each Fund. The Trustees took into account the extent of advisory fees that had been waived by the Adviser with respect to its services to the Funds in order to maintain each Fund’s 0.60% per annum expense cap. The Trustees reviewed the Adviser’s profit and loss analysis with respect to its services to the Funds and noted

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreements

(Unaudited) (Continued)

that, after deducting a reasonable allocation of the salaries and benefits of the Adviser’s personnel serving the Funds, the Adviser has yet to realize any profits from the services it provides to each Fund.

The Trustees reviewed the balance sheets of the Adviser and First Western Financial, Inc., the Adviser’s parent company, for the 2014 calendar year and and the year to date period ended June 30, 2015. They also considered a report from the chief financial officer of the Adviser’s parent company that explained the methodology for allocating expenses between the parent company and the Adviser. Based on its review, the Board concluded that the Adviser has adequate financial resources to continue serving as the Funds’ investment adviser. The Trustees considered the “fallout benefits” to the Adviser, including the additional exposure the Adviser has received as a result of managing the Funds. Based on its review, the Board concluded that the fees paid by each Fund to the Adviser are reasonable in light of the quality of the services received.

(iv)

The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Trustees considered the current net assets for each Fund and noted that assets in the Fixed Income Fund had remained steady over the past year while assets in the Short Duration Bond Fund had increased by approximately 23%. The Trustees noted that while each Fund has experienced asset growth to the point where the Adviser is currently collecting a portion of its advisory fee, the Funds will need to realize further asset growth before the Adviser can begin collecting its full advisory fees from the Funds. The Trustees considered the efforts of the Adviser to increase the Funds’ assets, including the hiring of a new Director of Marketing and plans to sell the Funds through various registered investment advisors and financial intermediaries. Based on its review, the Board concluded that, at the Funds’ current asset levels and with the Adviser continuing to reimburse a portion of the Funds’ operating expenses, it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

Conclusion

In conclusion, the Trustees did not identify any single factor or particular information as all-important or controlling in their determination to approve the continuation of the Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the Funds and the benefits received by the Adviser, and that continuance of the Advisory Agreements is in the best interests of each Fund and its shareholders.

FIRST WESTERN FUNDS TRUST
Results of a Special Meeting of Shareholders

(Unaudited)

On May 22, 2015, a Special Meeting of Shareholders of First Western Fixed Income Fund and First Western Short Duration Bond Fund was held for the purpose of voting on the following proposals:

Proposal 1:	To elect four nominees to serve on the Board of Trustees (applies to all shareholders).

Proposal 2:	To amend, with respect to each Fund, the fundamental investment restriction regarding concentration (to be voted on by shareholders of each Fund).

The total number of shares First Western Fixed Income Fund and First Western Short Duration Bond Fund present in person or by proxy was:

Fund Name	Shares Outstanding	Shares Present	% of Total Shares
First Western Fixed Income Fund	6,859,169.038	6,739,484.639	98.26%
First Western Short Duration Bond Fund	7,022,967.600	7,011,545.233	99.84%

Both Proposals were approved by shareholders. The results of the voting were as follows:

Proposal 1:	The shareholders elected four nominees to serve on the Board.

	Number of Shares
Nominee	Affirmative	Against	Abstain
Gregory J. Ellena	13,751,029.872	0	0
Scott A. MacKillop	13,751,029.872	0	0
Debra L. McGinty-Poteet	13,751,029.872	0	0
Debra B. Silversmith	13,751,029.872	0	0

FIRST WESTERN FUNDS TRUST
Results of a Special Meeting of Shareholders (Unaudited) (Continued)

Proposal 2:	The shareholders approved the proposal to approve, with respect to each Fund, an amendment to the fundamental investment restriction regarding concentration:

First Western Fixed Income Fund

	Number of Shares
For	Against	Abstain
6,604,346.639	0	0

First Western Short Duration Bond Fund

	Number of Shares
For	Against	Abstain
6,758,952.233	0	0

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FIRST WESTERN FUNDS TRUST

Investment Adviser

First Western Capital
Management Company
1900 Avenue of the Stars
Suite 900
Los Angeles, CA 90067

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

US Bank NA
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees

Debra Silversmith
Gregory J. Ellena
Scott A. MacKillop
Debra L. McGinty-Poteet

Executive Officers

Debra Silversmith, President
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Lené Simnioniew, Secretary
Karen L. Garcia, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is David L. Henry. Mr. Henry is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,600 and $25,000 with respect to the registrant’s fiscal years ended August 31, 2015 and 2014, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended August 31, 2015 and 2014, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2015 and 2014, aggregate non-audit fees of $6,000 and $6,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Western Funds Trust

By (Signature and Title)*		/s/ Debra Silversmith
Debra Silversmith, President

Date	October 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Debra Silversmith
Debra Silversmith, President

Date	October 21, 2015

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	October 21, 2015

*	Print the name and title of each signing officer under his or her signature.